CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the Treasurer and Chief Financial Officer of PBHG Funds (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: June 5, 2003

                                          /s/ Lee T. Cummings
                                          -------------------------------------
                                          Lee T. Cummings
                                          Treasurer and Chief Financial Officer
                                          (Principal Financial Officer)

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the President of PBHG Funds (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: June 5, 2003

                                             /s/ Gary L. Pilgrim
                                             ----------------------------
                                             Gary L. Pilgrim
                                             President
                                             (Principal Executive Officer)